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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (date of earliest event reported) - May 9, 2003

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                                US Oncology, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

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
            DELAWARE                       0-26190                     84-1213501
(State or other jurisdiction of    Commission file number    (I.R.S. Employer Identification No.)
 incorporation or organization)

                       16825 Northchase Drive, Suite 1300
                              Houston, Texas 77060
           (Address of principal executive offices including zip code)

                                 (832) 601-8766
              (Registrant's telephone number, including area code)

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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     99.1 Press release dated May 9, 2003 by US Oncology, Inc. (furnished and not filed herewith solely pursuant to Item 12)

ITEM 9. Regulation FD Disclosure (the following discussion is furnished under "Item 12. Results of Operations and Financial Conditions")

     In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure."

     On May 9, 2003, US Oncology, Inc. ("US Oncology") announced via press release US Oncology's results for its first quarter ended March 31, 2003. A copy of the press release is attached hereto as exhibit 99.1.

     The information in this report and the attached exhibit are provided under
Item 12 of Form 8-K and are furnished to the Securities and Exchange Commission ("SEC"), but shall be not deemed "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or of Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of the information in this report and the attached exhibit shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this report and the attached exhibit contains material information that is not otherwise publicly available. The information in this report and the attached exhibit shall not be incorporated by reference into any filing of US Oncology, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

     For additional risks about US Oncology's business, see its Annual Report on Form 10-K for the year ended December 31, 2002, including disclosures under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are filed with the Securities and Exchange Commission and are available on the SEC's website at www.sec.gov.

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                                  EXHIBIT INDEX

Exhibit
 Number   Title
-------   -----
  99.1    Press release dated May 9, 2003 by US Oncology, Inc.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            US Oncology, Inc.


                                            By:      /s/ Bruce D. Broussard
                                                --------------------------------
                                                       Bruce D. Broussard.
                                                     Chief Financial Officer

Date: May 9, 2003